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                                                                   EXHIBIT 10.41

                        AMENDMENT TO EMPLOYMENT AGREEMENT


         In consideration of the deletion of Article 4.5 of the Employment Agreement (the "Agreement") dated June 15, 1998 between Weatherford International, Inc. (formerly EVI Weatherford, Inc.) (the "Company"), and Philip Burguieres ("Burguieres"), the Company hereby extends the term of the Agreement as stated in Article 2 from the original termination date of September 30, 2008 to September 30, 2013, "unless sooner terminated as . . . provided."

         By executing this Agreement, Burguieres acknowledges that he is unconditionally canceling the Company's total obligations under paragraph 4.5 of the Agreement.

         Signed this 16th day of October, 2000.



                                       Weatherford International, Inc.

                                       /s/ Bernard J. Duroc-Danner
                                       -----------------------------------------
                                       Bernard Duroc-Danner
                                       President and Chief Executive Officer



                                       /s/ Philip Burguieres
                                       -----------------------------------------
                                       Philip Burguieres